Supplement to Prospectus
                           Dated November 1, 2005 for
                           The Hirtle Callaghan Trust

                The date of this Supplement is December 29, 2005

              This Supplement relates to the Fixed Income Portfolio

Aberdeen Asset Management, Inc. ("Aberdeen") is the Specialist Manager for the Fixed Income Portfolio. On that date, Aberdeen acquired certain United Kingdom and Philadelphia-based asset management businesses of the Fixed Income Portfolio's previous Specialist Manager, including the services of the portfolio management team responsible for day-to-day investment decisions. Aberdeen is headquartered at 1114 Avenue of the Americas New York, NY 10036; the portfolio management team for The Fixed Income Portfolio is located at 1735 Market Street, Philadelphia, PA 19103.

A portfolio management agreement between Aberdeen and The Fixed Income Portfolio was approved by the Board of Trustees of the Trust on September 26, 2005, and by the shareholders of The Fixed Income Portfolio on November 17, 2005.

All other information related to the Fixed Income Portfolio, including the names of those individuals responsible for its day-to-day management of the Portfolio and fee payable by the Portfolio, is unchanged.

                Supplement to Statement of Additional Information
                           Dated November 1, 2005 for
                           The Hirtle Callaghan Trust

                The date of this Supplement is December 29, 2005

Aberdeen Asset Management, Inc. ("Aberdeen") serves as a Specialist Manager for The Fixed Income Portfolio. The following information replaces the information relating to The Fixed Income Portfolio in the table that appears on page 7 under the heading "Portfolio Management Contracts with Specialist Managers."

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       Portfolio               Specialist Manager        Served Portfolio Since            Most Recent Contract Approval
                                                                                       ----------------------------------
                                                                                       Shareholders                 Board
-----------------------------------------------------------------------------------------------------------------------------------
The Fixed Income      Aberdeen Asset Management, Inc.*     December 1, 2005         November 17, 2005       September 26, 2005
Portfolio
-----------------------------------------------------------------------------------------------------------------------------------

      *Aberdeen was retained by the Trust to serve as a Specialist Manager for The Fixed Income Portfolio pursuant to a Portfolio Management Contract that became effective and was approved by the Board and the shareholders of the Portfolio on the dates indicated in the table above. Aberdeen replaced Deutsche Asset management, Inc. ("Deutsche"), following Aberdeen's acquisition of certain United Kingdom and Philadelphia-based asset management businesses from Deutsche. For the year ending December 31, 2005, Aberdeen has voluntarily waived 0.05% of the advisory fee to which it would otherwise be entitled under its agreement with the Trust. Aberdeen is a direct, wholly owned subsidiary of Aberdeen Asset Management, PLC, whose principal place of business is 10 Queen's Terrace, Aberdeen, Scotland.

Additional Information About Portfolio Managers. As indicated in the Prospectus, the portfolio management team responsible for day-to-day investment decisions for The Fixed Income Portfolio consists of Gary Bartlett, Warren Davis, Thomas Flaherty, Daniel Taylor, Timothy Vile and Christopher Gagnier. This team also provides portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.

--------------------------------------------------------------------------------
        Type of Account           No. of Accounts           Assets Managed
                                                            (as of 12/2/05)
--------------------------------------------------------------------------------
Registered Investment Companies           8                 $ 3,137,649,292
--------------------------------------------------------------------------------
Other Pooled Investment Vehicles         14                 $ 3,864,967,924
--------------------------------------------------------------------------------
Other Accounts*                         150                 $17,559,492,089
--------------------------------------------------------------------------------

      *Aberdeen receives performance based compensation with respect to one account, with assets of $102,099,151.

Conflicts of Interest. Aberdeen manages all accounts noted in the tables above with the same investment philosophy and using the same investment process, thus, limiting contrary positions between accounts. Aberdeen has adopted policies and procedures that address potential conflicts of interest that may arise between a portfolio manager's management of the fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, Aberdeen believes that all issues relating to potential material conflicts of interest involving this portfolio and its other managed accounts have been addressed.

Compensation. The general compensation and incentive program for professionals directly involved in the management of The Fixed Income Portfolio typically comprises base salary, which is linked to responsibilities and peer comparison, and variable compensation components linked to their contribution to the results of The Fixed Income Portfolio strategy. Given the team structure, Aberdeen believes it is extremely important that each manager is compensated on the results of the entire client portfolio, as opposed to the performance of the sector for which they are responsible. This approach allows Aberdeen to create a work environment that fosters excellence, teamwork and mutual respect--key ingredients to attracting and maintaining a talented and experienced staff that has a vested interest in the success of the firm. The variable components of compensation generally include cash award (performance bonus) and equity participation. As an individual advances within the organization, the variable components of compensation generally increase as a percentage of the total. Equity incentives also have staff retention benefits, as leaving the firm may lead to forfeiture of the awards.